Exhibit 99.2 Corporate Presentation November 2023

Legal Disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as may , anticipate , believe , could', expect , should , plan , intend , estimate , will , potential and ongoing , among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our financial performance; and the implementation of our business model, and strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. 2

Aura Biosciences Highlights Virus-Like Drug Conjugates - Novel class of drugs to treat solid tumors - Dual Mechanism of Action: targeted cytotoxicity and immune activation (VDCs) - Special Protocol Assessment (SPA) Agreement with FDA: - Global Ph 3 study design and analysis supports regulatory submission in Primary Choroidal Melanoma Ocular Oncology Franchise - Ph 2 data supports assumptions for Ph 3 study (powered at 95%) - Global Ph 3 ongoing with many sites activated in the US - We believe preliminary data supports dual MoA with complete response and immune activation after single dose confirmed by histopathology Urologic Oncology Franchise - Updated protocol includes both NMIBC and MIBC - Current cash runway expected to fund operations into 2H 2025 Strong Cash Position 3

Pipeline Targeting Life-Threatening Cancers with High Unmet Needs


Program
Preclinical
Phase 1
Phase 2
Phase 3
Planned Milestones
OCULAR ONCOLOGY
Primary Choroidal Melanoma
(Suprachoroidal administration)
YE 2023 – FPI Ph 3 trial
Choroidal Metastasis
(Multiple primary cancers with metastasis in the eye e.g., Breast and Lung)
YE 2024 – Ph 2 data
Cancers of the Ocular Surface
OTHER SOLID TUMORS
Bladder Cancer
(NMIBC and MIBC)
Mid-2024 – Ph 1 data
Other HSPG* Expressing Tumors
(e.g., Cutaneous melanoma, HNSCC)

Global Commercial Rights for All Product Candidate Indications

*VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. *Schiller et al. Viruses* 2022, *14*(8), 1656

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Targeted Oncology Platform: Virus-Like Drug Conjugates (VDCs) Potential Treatment of Virus-Like Particle Conjugated Selective Binding to Tumor Associated HSPGs* to a Cytotoxic Payload Multiple Solid Tumors Cx Virus-Like Drug Virus-Like Particle Cytotoxic Drug Conjugate (VDC) (VLP) Potential Key Differentiation: Potency, Multivalent Binding and Selectivity Kines et al; International Journal of Cancer, 138;901–911, February 2016; Kines et al; Molecular Cancer Therapeutics, 17(2) February 2018; Kines et al; Cancer Immunology Research, May 2021 5 *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Bel-sar is a VDC with a Novel Dual Mechanism of Action Reactive oxygen species disrupts cell membrane and organelles Light Activatable Drug Bel-sar Bel-sar is a novel VDC that consists of VLP conjugated to ~200 molecules of light activatable drug Potential Key Differentiation: Agnostic to Genetic Mutations, Less Susceptible to Resistance Mechanisms, Long Term Anti-tumor Immunity Kines et al; Cancer Immunology Research, May 2021 VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAG) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656 6 Bel-sar – Belzupacap Sarotalocan

Ocular Oncology Bel-sar Franchise INN: belzupacap sarotalocan Target Indications: • Early-Stage Choroidal Melanoma • Choroidal Metastasis • Other Ocular Cancers 7

Primary Choroidal Melanoma—High Unmet Medical Need

Choroid is 90%
of the uvea[1]

50% of patients develop metastasis within 15 years (metastatic uveal melanoma)[2]

Uvea: Choroid, Ciliary Body and Iris



Sclera
choroid
Retina
Iris
Cornea
Lens
Vitreous
Ciliary Body

Most common primary intraocular cancer in adults[2]

Impacts **~11,000** patients in US/Europe per year[3]

~80% patients diagnosed with **early-stage disease**[3]

Choroidal Melanoma is a Rare and Life-Threatening Primary Ocular Cancer with No Drugs Approved

1. Heiting, G. Iris/uvea of the eye. Accessed Oct. 3, 2023. https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/
2. Kaliki S, Shields CL. Uveal melanoma: relatively rare but deadly cancer. *Eye* (Lond). 2017;31(2):241-257. doi:10.1038/eye.2016.275
3. Clearview & Putnam & Assoc. Market Research

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Radiotherapy is the Standard of Care for Early-Stage Disease

Plaque Brachytherapy for Choroidal Melanoma Requires Invasive Surgery with Irreversible Complications and Does Not Prevent Metastasis


A
B

(A) Schematic drawing showing a Collaborative Ocular Melanoma Study (COMS) style plaque sutured to the sclera overlying the location of the uveal melanoma[1]
(B) Intraoperative photograph showing COMS plaque in place. The plaque stays in place for 3 to 7 days[1]



Surgical treatment of large choroidal melanoma with ruthenium 106 plaque brachytherapy[2]

Maculopathy, Cataract, Glaucoma, Vitreous Detachment and Vitreous Hemorrhage are Common Vision Threatening Complications of Brachytherapy[3]

1. Up To Date. Plaque brachytherapy for uveal melanoma. Accessed September 20, 2023. https://ykhoa.org/d/image.htm?imageKey=ONC/116591
2. Kim M, Lee SM, Lee. Surgical treatment of a large choroidal melanoma. American Academy of Optometry 2022 Video Program. March 1, 2023. Accessed September 20, 2023. https://www.aao.org/education/annual-meeting-video/surgical-treatment-of-large-choroidal-melanoma
3. Peddada KV, Sangani R, Menon H, Verma V. Complications and adverse events of plaque brachytherapy for ocular melanoma. *J Contemp Brachytherapy*. 2019;11(4):392-397. doi:10.5114/jcb.2019.87407

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Up to 87% of Patients Will be Blinded when Treated with Radiotherapy Contrast Sensitivity Diminishes Significantly within Proportion of Patients Legally Blind (BCVA the First Year after Brachytherapy and Continues to Proportion of patients legally blin 1, d 2 (BCVA ≤20/200) after Brachytherapy 2 Deteriorate Over Time 1, 2 ≤20/200) after Brachy Therapy 100% 80% 60% 40% 20% 0% Baseline Year 1 Year 2 Year 3 Long Term Vision with Reduced Normal Vision Contrast Sensitivity Visual Acuity, Color Vision and Contrast Sensitivity Decrease Significantly within the First Year after Treatment and Continue to Decrease Over Time 1. Jarczak J, Karska-Basta I, Romanowska-Dixon B. Deterioration of visual acuity after brachytherapy and proton therapy of uveal melanoma, and methods of counteracting this complication based on recent publications. Medicina (Kaunas). 2023;59(6):1131. 2. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. Visual acuity, contrast sensitivity and color vision three years after iodine-125 brachytherapy for choroidal and ciliary body melanoma. Open Ophthalmol J. 2015;9:131-5. 10

Benefit/Risk of Radiotherapy Drives "Watch and Wait" in Patients with Early-Stage Disease

Prevalence: Patients US/EU



Early Stage
Indeterminate Lesions and Small PCM
(~8,000)[1]

Late Stage
Medium/large PCM
(~2,300)[1]

Metastatic Disease
(~2,000)[2]

Current Treatment

Watch and Wait/Brachytherapy



inevitably



Brachytherapy: Vision Loss/Blindness



Systemic Chemotherapy (KIMMTRAK)



Most of the Addressable Population is Untreated Due to Risk of Treatment Related Vision Loss and Severe Comorbidities

1. Clearview & Putnam & Assoc. Market Research
2. Kaliki S, Shields CL. Uveal melanoma: relatively rare but deadly cancer. *Eye* (Lond). 2017;31(2):241-257. doi:10.1038/eye.2016.275

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Bel-sar has the Potential to be the First Approved Therapy in Primary Choroidal Melanoma Bel-sar is Delivered by Simple Light Activation with Standard Goals of Treatment Suprachoroidal Injection Ophthalmic Laser Local tumor control suprachoroidal Preservation of vision No radiation-related morbidity 3-4h Opportunity to treat early and reduce risk of metastases Improvement in safety In-Office and quality of life Two injections (2min. each) 30 min apart 10-30 min. procedure Bel-sar – Belzupacap Sarotalocan 12

Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity

~66,000 patients/year

Ocular Oncology Franchise total addressable market (US/EU)

~35,000 patients/year[3]
Cancers of the Ocular Surface

11,000 patients/year[1]
Choroidal Melanoma

Multibillion $ addressable market opportunity



Retinoblastoma
500 patients/year[2]

Choroidal Metastasis
20,000 patients/year[1]

11,000 patients/year

Choroidal Melanoma patients diagnosed each year (US/EU)

~80%
of patients are diagnosed at the early stage (indeterminate lesions (ILs) and small tumors)

Current radiotherapy treatment
Leaves ~87% of patients with major irreversible vision loss

~100
Ocular Oncologists in US/EU — focused call point

<20
Field Based Team
Intend to add small sales force to launch globally

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis
2. American Cancer Society- Retinoblastoma statistics
3. Includes Conjunctival Melanoma, Primary Acquired Melanosis, Squamous Cell Carcinoma and Ocular Surface Squamous Neoplasia (https://pubmed.ncbi.nlm.nih.gov/12788119/; https://pubmed.ncbi.nlm.nih.gov/19628487/; https://pubmed.ncbi.nlm.nih.gov/8676629/; https://pubmed.ncbi.nlm.nih.gov/29511061/; https://pubmed.ncbi.nlm.nih.gov/9037556/)

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Potential Future Patient Treatment Journey


Prevalence: Patients US/EU
Early Stage
Indeterminate Lesions and Small PCM
(~8,000)[1]
Late Stage
Medium/large PCM
(~2,300)[1]
Metastatic Disease
(~2,000)[2]

Treatment



First Line Treatment with Bel-sar

Brachytherapy: Vision Loss/Blindness





Chemotherapy (KIMMTRAK)



Bel-Sar has the Potential to be an Effective, Vision Preserving Therapy for the Treatment of Indeterminate Lesions and Small Choroidal Melanoma

1. Clearview & Putnam & Assoc. Market Research
2. Kaliki S, Shields CL. Uveal melanoma: relatively rare but deadly cancer. *Eye* (Lond). 2017;31(2):241-257. doi:10.1038/eye.2016.275

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Bel-sar has Demonstrated a Favorable Profile for the Treatment of Early-Stage Disease Darovasertib + Crizotinib 1 KIMMTRAK Bel-Sar 2 Combination Adverse Event or Adverse Reactions Any Grade Any Grade Any Grade* Cytokine release syndrome 89% Not Disclosed 0% Rash 83% Not Disclosed 0% Pyrexia 76% Not Disclosed 0% Pruritus 69% Not Disclosed 0% Fatigue 64% 40% 0% Nausea 49% 79% 0% Vomiting Not Disclosed 52% 0% Chills 48% Not Disclosed 0% Hypo-/hyperpigmentation 47% Not Disclosed 0% Abdominal pain 45% Not Disclosed 0% Edema 45% 57% 0% dermatitis acneiform Not Disclosed 44% 0% Hypotension Not Disclosed 34% 0% Hypoalbuminemia Not Disclosed 32% 0% Dizziness Not Disclosed 28% 0% 1. Immunocore Corporate Presentation. 2023 August. Slide 12. https://ir.immunocore.com/static-files/415c5cbb-caae-4ffa-9beb-cb40cfcfc132 2. IDEAYA Clinical Update Presentation. 2023 April 24. Slide 10. Note: Certain data in this presentation are based on a cross-trial comparisons and are not based on any head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Results of head-to-head comparisons may differ significantly from those set forth herein. 15 *Safety outcomes for ongoing Ph2 study with bel-sar presented on slide 22

Choroidal Melanoma Ph 2 Data 16

Ph 2 Trial – Dose Escalation and Expansion with Suprachoroidal Administration

Patient Population Representative of Early-Stage Disease: Indeterminate Lesions and Small Choroidal Melanoma

Endpoint	Endpoint Definitions
Tumor Progression	Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter (LBD)
Visual Acuity Loss	Decrease from Baseline: ≥15 letters
Tumor Thickness Growth Rate	Change in Rate of Growth of Tumor Thickness

Trial Design – Enrollment Complete (n=22)


1 dose- 20 µg x 1 Laser
Cohort 1 (n=1)
1 dose- 40 µg x 1 Laser
Cohort 2 (n=3*)
1 dose- 40 µg x 2 Lasers
Cohort 3 (n=2)
2 doses- 40 µg x 2 Lasers QWx2
Cohort 4 (n=3)
6-9 doses- 40 µg x 2 Lasers QWx3 Up to 3 cycles
Cohort 5
2 Cycles (n=1)3 Cycles (n=2)
9 doses- 80 µg x 2 Lasers QWx3 3 cycles
Cohort 6
(n=up to 10)
Subtherapeutic Regimens
N=10
1- 2 Doses (n=9); 2 cycles-6 doses (n=1)
Therapeutic Regimen
N=11**
3 Cycles (9 doses)
One Cycle = Doses on days 1, 8, and 15

Goal: To Determine Safety, Optimal Dose and Therapeutic Regimen with Suprachoroidal Administration

*Cohort 2: 2 subjects were planned; third subject was additionally enrolled due to dose error in 1 subject
**12 patients enrolled, 1 subject who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). Data that follows will be based on a cohort of 11
ClinicalTrials.gov Identifier: NCT04417530 ; AU-011-202

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High Tumor Control Rates Observed – Durable at 12 Months Follow Up Dose Response: >90% Completed 12 Months Subtherapeutic vs Therapeutic Regimen Total Patients Tumor Control Dose/Regimen (n) Rate 100% Subtherapeutic Regimens 80% 80% Single dose up to 2 cycles 10 20% (2/10) 60% Therapeutic Regimen 3 Cycles (n=11) 11 73% (8/11) 40% 3 Cycles and Ph 3 eligible (n=10)* 10 80% (8/10) 20% 20% * One subject with circumpapillary tumor that did not meet Ph 3 criteria is not included 0% Up to 2 Cycle Regimens (n=10) 3 Cycle Regimens (n=10) Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment August 3, 2023, data on file Aura Biosciences High Tumor Control Rates with Therapeutic Regimen in Ph 3 Eligible Patients with Active Growth 18 % Subjects with Tumor Control

High Tumor Control Rates Observed in Ph 3 Population Treated with Therapeutic Regimen Subtherapeutic Regimens (n=10) Active Growth and 3 Cycle Regimens (n=10) Change from Baseline in Tumor Thickness Over 12 Months Change from Baseline in Tumor Thickness Over 12 Months 2.00 1.75 1.50 1.25 1.00 0.75 0.50 0.25 0.00 -0.25 -0.50 0 90 180 270 360 450 Treatment Treatment Follow-up Timeframe Follow-up Timeframe Timeframe Timeframe Patients who had documented growth at entry (n=6) Patients who had documented growth at entry (n=10) Patients who did not have documented growth at entry (n=4) Progression Definition based on Tumor Thickness (Increase ≥0.5mm) Progression Definition based on Tumor Thickness (Increase ≥0.5mm) August 3, 2023, data on file Aura Biosciences Ph 2 Interim Data Demonstrated Tumor Control Rate of 80%, with 90% of Patients at 12 Months of Follow Up 19 Change from Baseline in Tumor Thickness (mm) Change from Baseline in Tumor Thickness (mm)

Ph 2 Interim Data Demonstrated a Negative Growth Rate Post- Treatment Successful Treatment with 3 Cycle Regimen in Ph 3 Eligible Tumors with Active Growth Change in Tumor Growth (mm/yr) (n=8) P < 0.0001 + 0.383 - 0.001 August 3, 2023, data on file Aura Biosciences Tumor thickness growth rates/ slopes estimated using Mixed Models for Repeat Measures (random intercept and slope model for Historical and Study periods) Interim Data Showed Negative Growth Rate Among Responders in Planned Ph 3 Population (P <0.0001) 20 Rate of Tumor Growth (mm/yr)

90% Visual Acuity Preservation Despite 80% of These Patients Being at High Risk for Vision Loss >90% Patients Completed 12 months . Total Vision Vision Patients Failures Preservation Median Change in BCVA in Ph3 Eligible Populations (n) (n) Rate Patients with Therapeutic Regimen (n=10) All Dose Cohorts 3 1 All Treated Patients 22 1 96% -1 Subtherapeutic -3 -5 Single dose up to 2 cycles 10 0 100% -7 Therapeutic Regimens -9 -11 3 Cycles (n=11) 11 1 91% -13 3 Cycles and Ph 3 eligible (n=10)* -15 10 1 90% 0 3 6 9 12 *One subject with circumpapillary tumor that doesn’t meet Ph 3 criteria is not included Months Vision acuity loss definition based on ETDRS Vision Loss (15 letters) BCVA letter score (≥ 15 letters from baseline ) August 3, 2023, data on file Aura Biosciences 90% Visual Acuity Preservation Data Supports Potential to be Front Line Therapy for Early-Stage Disease 21 Change from Baseline

Ph 2 Safety Data Supports Potential to be First Line Treatment in Early-Stage Disease

Ongoing Ph 2 Safety Outcomes with SC Administration				
All Treated Subjects (n=22) Drug/Laser Related Adverse Events >5% Subjects*	Grade I	Grade II	Grade III	Total
Anterior Chamber Inflammation	18%	0	0	18%
Anterior Chamber Cell	9%	0	0	9%
Eye Pain	9%	0	0	9%

Table presents percentage of subjects with AEs related to bel-sar or laser by severity and overall; subjects with more than 1 AE are counted in the highest severity group
*Treatment-emergent AEs related to bel-sar or laser in 1 patient each or <5% (anisocoria, conjunctival edema, cystoid macular edema, pupillary reflex impaired, retinal pigment epitheliopathy, salivary gland enlargement)

August 3, 2023, data on file Aura Biosciences

Adverse Event	Radiotherapy*	Bel-Sar+
Surgeries secondary to AEs+ (e.g., Cataracts)	40%+	0%
Radiation Retinopathy	40%+	0%
Neovascular Glaucoma	10%	0%
Dry Eye Syndrome	20%	0%
Strabismus	2%+	0%
Retinal Detachment	1-2%	0%
Vision Loss (≥15 letters)	~70%	~5%
Serious Adverse Event	**Radiotherapy***	**Bel-Sar+**
Scleral Necrosis	0-5%	0%
Enucleation/Eye Loss	10-15%	0%
Severe Vision Loss (≥30 letters) in HRVL**	~90%	0%++

* Certain data in this presentation are based on a cross-trial comparisons and are not based on any head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Results of head-to-head comparisons may differ significantly from those set forth herein.
+Related to bel-sar or laser
**73% (16/22) of patients in Ph2 SC trial were at high risk for vision loss

No Posterior Inflammation, No SAEs and No Grade 3 Related Adverse Events

*J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257
**High-Risk Vision Loss (HRVL) are those subjects with tumors <3mm to fovea or optic nerve
Bel-Sar – Belzupacap Sarotalocan; AEs – Adverse Events; SAEs – Serious Adverse Events

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Randomized Controlled Global Ph 3 Trial 23

SPA Agreement with FDA Supports Global Ph 3 Trial Design Fast Track and Orphan Designations SPA Agreement 80 µg bel-sar treatment arm (n=40) 15 Month Primary Efficacy Analysis Randomize 40 µg bel-sar treatment arm (n=20) (2:1:2) Sham control arm (n=40) Enrollment (N=~100) Primary Endpoint First Key Secondary Endpoint £ Time to Tumor Progression£ Time to Composite Endpoint: Tumor Progression or Visual Acuity Failure An SPA Indicates Concurrence by the FDA that the Design of the Trial can Adequately Support a Regulatory Submission 24 SPA – Special Protocol Assessment; Bel-sar – Belzupacap Sarotalocan

Kaplan-Meier Analysis Simulation of Key Primary & Secondary Endpoint with Ph 2 Data

Time to Tumor Progression



1.0
0.8
0.6
0.4
0.2
0.0
Progression-Free Probability
+ Censored
Log-rank test
p=0.0012
Subtherapeutic up to 2 cycles (n=10)
3 cycles (n=10)
0
100
200
300
400
500
Days

Time to Composite Endpoint



1.0
0.8
0.6
0.4
0.2
0.0
Progression-Free Probability
+ Censored
Log-rank test
p=0.0023
Subtherapeutic up to 2 cycles (n=10)
3 cycles (n=10)
0
100
200
300
400
500
Days

Note: Subjects either had an event or were censored at the last visit. Some subjects had Week 52 visit after 365 days.
Time to Composite Endpoint is defined as time to tumor progression or vision acuity failure, whichever occurs earlier.
Tumor progression is defined as a change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment.
Log-rank test p-value based on unsimulated original KM curves
August 3, 2023 data on file Aura Biosciences
Study duration 12 months. Some patients presented delayed for their final 12-month visit. Any events at the final visit are assigned to the actual time of that visit.

Ph 2 Interim Data Supports Assumptions for the Potential Success of Ph 3 with High Statistical Significance

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Clinical Endpoints to Support Potential Approval in Alignment with Regulatory Agencies

	Endpoint	Endpoint Assumptions	Endpoint Definitions
Composite Endpoint	Tumor Progression	**Bel-sar:** 35% Tumor Progression **Sham:** 80% Tumor Progression	Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter
	Vision Acuity Loss	**Bel-sar:** 15% VA Loss **Sham:** 2% VA Loss	Decrease from baseline: ≥15 letters



Tumor Progression Assumptions
80%
35%
△ 45%
Sham
Bel-sar



Visual Acuity Loss Assumptions
2%
15%
△ 13%
Sham
Bel-sar

Conservative Assumptions Provide Support for Potential for Regulatory Submission (Phase 3 Trial Powered at 95%)

Note: Tumor Height is synonymous with Tumor Thickness; VA – Visual Acuity; Bel-sar – Belzupacap Sarotalocan

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Choroidal Metastasis 27

Choroidal Metastasis is a High Unmet Medical Need

Originate from **Multiple Primary** Cancers (e.g., Breast and Lung)

20,000/year eyes diagnosed in US

88% with choroidal location
72% unilateral and solitary



Skin
2%
Kidney
2%
Prostate
2%
Breast
40-53%
Lung
20-29%
GI
4%

Standard of Care is Daily Radiotherapy for 4 Weeks



Vision Loss and Radiation Associated Complications

Choroidal Metastasis Cause Decreased Vision and Decreased Quality of Life in Patients Fighting Metastatic Cancer

28

Mathis et al. New concepts in choroidal metastasis, *Progress in retinal and eye research* (2019), Cohen, Ocular metastasis, Eye (2014), Shields et al. Survey of 520 eyes with uveal metastases. *Ophthalmology* (1997), Namad et al. Bilateral choroidal metastasis from non-small lung cancer, Case reports in oncological medicine (2014).

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Choroidal Metastasis – Ph 2 Trial Design

Study Design (n=12*)

Cohort 1a
N=3 patients
80µg x 2L
1 cycle

→

Cohort 2a
N=3 patients
140µg x 2L
1 cycle

→

Cohort 3a
N=3 patients
200µg x 2L
1 cycle

→

Cohort 3b
N=3 patients
200µg x 2L
2 cycles

Study Objectives

- Safety/DLT
- Efficacy
  - Choroidal Tumor Progression
  - Choroidal Tumor Growth rate
  - Vision improvement

Study Population

- Patients with unilateral, unifocal choroidal metastasis
- Breast or Lung Primary
- No changes in concurrent systemic medications planned

Highlights: Primary Endpoint at one-month post-treatment; possibility to see tumor shrinkage; FDA oncology division

*3+3 Design. Each cohort will have a minimum of 3 and a maximum of 6 patients.

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Urologic Oncology Bel-sar INN: belzupacap sarotalocan Target Indications: Bladder Cancer 30

Bladder Cancer is a High Unmet Medical Need 61,000 20,000 ~500,000 1 1 2 New cases/year in the US New cases/year in the US New cases/ year globally Muscle Invasive Bladder Cancer Non-Muscle Invasive Bladder Cancer Unmet Need Unmet Need Recurrence, multiple TURBT surgeries, Progression of Disease, Loss of Bladder/Cystectomy, Progression of Disease, Loss of Metastasis and Survival Bladder/Cystectomy 31 1. Putnam & Assoc. Epidemiology Analysis 2. Campbell-Walsh-wein Urology, 2021, 12th edition ; Chapter 137, page 3112

Bel-Sar has the Potential to be Front Line in Conjunction with TURBT Adjuvant Urologist Therapy Intravesical Presents with Diagnosis and Cystectomy BCG Refractory BCG >6 tx TURBT gene therapy Blood in urine Treatment Plan (Adstiladrin) Systemic INTRAVESICAL recurrence Immunotherapy CHEMOTHERAPY (Keytruda) Adjuvant Urologist Therapy Bel-sar Intravesical Presents with + Diagnosis and gene therapy Cystectomy BCG >6 tx BCG Refractory (Adstiladrin) Blood in urine Treatment Plan TURBT Systemic Immunotherapy INTRAVESICAL (Keytruda) CHEMOTHERAPY Adding Bel-sar can potentially: • Prevent Recurrence after TURBT • Avoid need for Adjuvant Chemotherapy • Avoid need for six cycles of BCG • Increase efficacy of checkpoint inhibitors BCG – Bacillus Calmette Guerin; • Prevent Cystectomy 32 TURBT- transurethral resection of bladder tumor Illustrative Current Illustrative Future Bladder Cancer Bladder Cancer Patient Journey Patient Journey

Bel-Sar has a Unique MoA Designed for the Local Treatment Local Administration and Light Activation with Standard Cystoscope Treatment Aligned with Current Urologic Oncology Practice Bladder injections are Lasers are commonly used common and simple to by urologists perform (e.g., Botox) Precedent for Local delivery in the bladder immune-mediated tumor increases tumor drug clearance (BCG & checkpoint exposure inhibitors) Bel-sar’s Local Administration is Aligned with Clinical Practice and has a Unique MoA that may be Complementary to Other Drugs Bel-sar, AU-011 – Belzupacap Sarotalocan 33 MoA – Mechanism of Action

Ph 1 Trial Designed to Evaluate Safety, Feasibility and MoA Study Objectives Study Design and Objectives (n=19) • Safety/DLT • Feasibility of technique Completed Part 1 (n=5) • Focal distribution of bel-sar No treatment-related Bel-sar Alone • Focal necrosis adverse events, serious adverse events or dose- • Markers of immune activation limiting toxicities were seen for the 5 patients Study Population • TURBT and cystectomy patients Part 2 (n=14) Ongoing • NMIBC and MIBC patients Bel-sar + Focal Light Activation Ph 1 Data is Anticipated to Support the Future Development of Bel-sar for the Treatment of Both NMIBC and MIBC Bel-sar – Belzupacap Sarotalocan MoA – Mechanism of Action 34 TURBT- transurethral resection of bladder tumor

Clinical Complete Response with Immune Activation after Single Dose Confirmed by Histopathology

Ph 1- Preliminary Data Light Activated Cohort (n=1)


DAY 1
Biopsy
BLADDER LUMEN
Urothelium
Lamina propria
Muscle
Injection of AU-011
Day 1
AU-011 binds to the tumor
Day 1
Drug activation via infrared light
Day 2
Tumor necrosis
Day 3-7
Immune activation
Day 9
TURBT
Biopsy

Day 1

Diagnostic biopsy shows non-invasive, low grade urothelial carcinoma

Injection of Bel-sar (100ug) performed within tumor and below tumor

(Aura present w/ Urologist)

Day 2

Urologist performs Light activation with 689nm infrared light (50J/cm^2)

(~5 min duration)

(Aura present w/ Urologist)

Day 9

Urologist performs TURBT in area where tumor used to be present. Biopsy shows denuded urothelial mucosa,

no cancer cells;

focal ulcer and chronic inflammation (eosinophils/lymphocytes)

Bel-sar, AU-011 – Belzupacap Sarotalocan

TURBT- transurethral resection of bladder tumor

35

aura

Pre-Treatment Biopsy (Day 1) shows Papillary Urothelial Carcinoma H&E Stain Papillary urothelial carcinoma Example of papillary carcinoma (Ta) Pre-injection bladder biopsy demonstrating low-grade papillary urothelial carcinoma; non-invasive. 36

Clinical Complete Response Confirmed by Histopathology after Single Dose of Bel-sar Disappearance of all cancer cells after treatment and immune activation Immune infiltrate necrosis Post-treatment TURBT demonstrating necrosis, inflammatory infiltrate, and no residual carcinoma. Circled region shows area of necrosis; arrow indicates edge of inflammatory infiltrate. Evidence of Complete Response by Absence of Tumor Cells after Single Dose Treatment in First Patient 37

Durable CRs with Single Administration of Bel-sar in Bladder Cancer Model Treatment of Tumor Caused Anti-Tumor Immune Response and Prevented Tumor Growth After Re-Challenge Tumor Regression Survival Survival After Re-challenge 100 100 1600 Control 1400 anti-PD-1 80 80 AU-011 1200 anti-PD-1 + AU-011 1000 60 60 Control (Naive) Control AU-011 anti-PD-1 800 anti-PD-1 + AU-011 AU-011 40 40 600 anti-PD-1 + AU-011 ✱✱ 400 20 20 200 0 0 0 10 20 30 40 0 25 50 75 100 0 25 50 75 100 Day post-treatment Day post-rechallenge Day Post Implantation AU-011 Single Dose Syngeneic Mouse Tumor Bladder Model (MB49 Model in C57BL/6 Mice) (N=8 -10/group) Kines et al. Can Immunol Res 9(6):693-706, 2021 Data Demonstrated Robust Nonclinical Activity Supporting Development of Bel-sar as Single Agent and in Combination with Checkpoint Inhibitors Bel-sar: Belzupacap Sarotalocan; CR: Complete Responses 38 3 Tumor volume (mm ) (Mean±SEM) Percent survival Percent survival

Strategy & Key Milestones 39

Aura Biosciences Investment Highlights • Primary Choroidal Melanoma • SPA Agreement with FDA supports regulatory submission • Ph 2 data supports assumptions for Ph 3 study (powered at 95%) Key Highlights • Global Ph 3 trial ongoing with many sites activated in the US • Bladder Cancer (NMIBC/MIBC) • We believe preliminary data supports dual MoA with clinical complete response and immune activation confirmed by histopathology Primary Choroidal Melanoma: • YE 2023: Dose first patient in global Ph 3 trial Expected Clinical Milestones Choroidal Metastasis: within 6-12 months • YE 2024: Ph 2 data Bladder Cancer (NMIBC/MIBC): • Mid-2024: Ph 1 data 40

Bel-Sar Has Shown Long Term Durable Response with Visual Acuity Preservation in Phase 3 Eligible Patient Base Line Characteristics Base Line Characteristics Phase 3 Eligible Subject Documented Tumor Growth Yes Tumor Size at Baseline AU-011 Treatment Cycles Tumor Height 1.03 mm Largest Basal Diameter (LBD) 6.12 mm Risk Factors Subretinal Fluid (F) Yes Orange Pigment (O) Yes Decreased Vision Caused by Tumor Yes Baseline Wk 4 Wk 6 Wk 12 Wk 16 Wk 30 Wk 39 Wk 52 Location Distance to Fovea 0 mm 0 mm BCVA 79 87 84 85 85 80 85 85 Distance to Optic Nerve (4 clock hrs.) 42